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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 30, 2000
                                                --------------------------------

                          Wireless Telecom Group, Inc.
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               (Exact name of Registrant as Specified in Charter)

          New Jersey                  1-11916                   22-2582295
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(State or Other Jurisdiction        (Commission)              (IRS Employer
       of Incorporation)            File Number)            Identification No.)

         East 64 Midland Ave., Paramus, N.J.                      07652
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          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code    (201) 261-8797
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

         As previously reported in the registrant's Form 8-K dated July 19, 2000, Wireless Telecom Group, Inc., a New Jersey corporation ("Wireless"), and Boonton Electronics Corporation, a New Jersey corporation ("Boonton"), closed on the merger under the Agreement and Plan of Reorganization, dated March 2, 2000, as amended on April 28, 2000, pursuant to which WTT Acquisition Corp., a New Jersey corporation and a wholly owned subsidiary of Wireless merged with and into Boonton. The Company is filing its unaudited combined operating results for the 30 day period ended August 10, 2000.

         A copy of the press release which reflects the 30 day post-merger combined operating results is attached at Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WIRELESS TELECOM GROUP, INC.

Date: September 5, 2000                            By: /s/ Edward Garcia
                                                       _________________________
                                                       Edward Garcia
                                                       Chief Executive Officer


           Exhibit No.           Description
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           99.1                  Press Release dated August 30, 2000 announcing
                                 30-day post-merger combined operating results.

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